                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



We consent to the use of our report dated April 20, 1998, in the Registration Statement on Form S-4 and related Prospectus of Wendt-Bristol Health Services Corporation and subsidiaries.


                                                   /s/ HAUSSER + TAYLOR LLP



Columbus, Ohio
September 23, 1998




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